Exhibit 10.4
AMENDMENT NO. 2
TO THE NACCO MATERIALS HANDLING GROUP, INC.
EXCESS RETIREMENT PLAN
(Effective January 1, 2008)
     NACCO Materials Handling Group, Inc. hereby adopts this Amendment No. 2 to the NACCO Materials Handling Group, Inc. Excess Retirement Plan (Effective January 1, 2008) (the “Plan”), to be effective as of February 9, 2010. Words used herein with initial capital letters which are defined in the Plan are used herein as so defined.
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     Section 10.4 of the Plan is hereby amended by adding the following new Subsection (d) to the end thereof, to read as follows:
     “(d) Notwithstanding the foregoing, or any other provision of the Plan to the contrary, NACCO Industries, Inc. shall be responsible for the payment of the amounts described in Section 7.1 that were credited to Participants’ Sub-Accounts for the 2009 Plan Year and are due to be paid to the Participants by March 15, 2010. In furtherance thereof, but without limiting the foregoing, NACCO Industries, Inc. shall not be responsible for the payment of any other Excess Retirement Benefits under the Plan.”
EXECUTED this 9th day of February, 2010.

NACCO MATERIALS HANDLING GROUP, INC.
By:	/s/ Charles A. Bittenbender
Charles A. Bittenbender
	Title:	Vice President, General Counsel and Secretary

NACCO Industries, Inc. agrees to the terms of this Amendment No. 2.
EXECUTED this 9th day of February, 2010.

NACCO INDUSTRIES, INC.
By:	/s/ Charles A. Bittenbender
Charles A. Bittenbender
	Title:	Vice President, General Counsel and Secretary

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